EATON VANCE VT FLOATING-RATE INCOME FUND
                      EATON VANCE VT INCOME FUND OF BOSTON
                  EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2004


1. EFFECTIVE DECEMBER 16, 2004, SHARES OF THE EATON VANCE VT INCOME FUND OF BOSTON ARE NO LONGER AVAILABLE FOR PURCHASE.

2. THE FOLLOWING IS INSERTED PRIOR TO "SERVICE FEES" UNDER "PURCHASING SHARES":

RESTRICTIONS ON EXCESSIVE TRADING AND MARKET TIMING. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, a Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. A Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. A Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason (including situations involving fewer than two round trip exchanges). No Eaton Vance fund has any arrangement to permit market timing.

A Fund  and the  principal  underwriter  have  provided  guidance  to  financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. A Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

PAYMENTS TO INVESTMENT DEALERS. In connection with sales of Fund shares, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.




December 15, 2004